                               BIOTHERAPIES, INC.
                         (A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------

                                FINANCIAL REPORT
                               DECEMBER 31, 1998

BIOTHERAPIES, INC.
--------------------------------------------------------------------------------




                                    CONTENTS




REPORT LETTER                                                                   1


FINANCIAL STATEMENTS

    Balance Sheet                                                               2

    Statement of Operations                                                     3

    Statement of Changes in Stockholders' Equity (Deficit)                      4

    Statement of Cash Flows                                                     5

    Notes to Financial Statements                                             6-13

                          Independent Auditor's Report





To the Directors and Stockholders
Biotherapies, Inc.


We have audited the accompanying balance sheet of Biotherapies, Inc. (a development stage company) as of December 31, 1998 and the related statements of operations, changes in stockholders' equity (deficit) and cash flows for the 18-month period then ended and for the period from March 1, 1995 (inception) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Biotherapies, Inc. at December 31, 1998 and the results of its operations and its cash flows for the 18-month period then ended and for the period from March 1, 1995 (inception) to December 31, 1998, in conformity with generally accepted accounting principles.




                                        /s/ Plante & Moran, LLP


February 12, 1999

BIOTHERAPIES, INC.
--------------------------------------------------------------------------------
                                                                   BALANCE SHEET
                                                               DECEMBER 31, 1998

                                     ASSETS

CURRENT ASSETS
  Cash                                                            $   191,765
  Other current assets                                                  9,597
                                                                  -----------
    Total current assets                                              201,362

PROPERTY, PLANT AND EQUIPMENT - Net (Note 3)                          177,287

OTHER ASSETS
  Deposits                                                              5,959
  Intangible assets - Net (Note 2)                                     71,052
  Investment in joint ventures (Note 7)                                  --
                                                                  -----------
    Total other assets                                                 77,011
                                                                  -----------
    Total assets                                                  $   455,660
                                                                  -----------
                                                                  -----------

                        LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                $    88,896
  Licensing agreement payable - Current portion (Note 5)                9,723
  Accrued liabilities                                                   2,921
  Other current liabilities                                             8,131
  Current portion of capital lease obligation (Note 4)                 18,395
                                                                  -----------
    Total current liabilities                                         128,066

LONG-TERM LIABILITIES
  Capital lease obligation - Net of current portion (Note 4)           47,459
  Licensing agreement payable - Net of current portion (Note 5)        34,993
                                                                  -----------
    Total long-term liabilities                                        82,452

STOCKHOLDERS' EQUITY
  Common stock - No par value:
    Authorized - 1,000,000 shares
    Issued and outstanding - 888,810 shares                         1,711,950
  Paid-in capital - Stock options                                     187,126
  Deficit accumulated during development stage                     (1,653,934)
                                                                  -----------
    Total stockholders' equity                                        245,142
                                                                  -----------
    Total liabilities and stockholders' equity                    $   455,660
                                                                  -----------
                                                                  -----------

See Notes to Financial Statements.     2

BIOTHERAPIES, INC.
--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS


                                           18-month       March 1, 1995
                                         Period Ended    (inception) to
                                         December 31,      December 31,
                                             1998             1998
                                         ------------      ------------
REVENUE
  Research revenue                      $   485,000      $   485,000
  Other income                                4,339            4,339
                                        -----------      -----------
Total revenue                               489,339          489,339

RESEARCH AND DEVELOPMENT EXPENSES        (1,196,602)      (1,381,019)

SELLING AND ADMINISTRATIVE EXPENSES        (388,746)        (762,254)

PROVISION FOR INCOME TAXES                     --               --
                                        -----------      -----------
NET LOSS                                $(1,096,009)     $(1,653,934)
                                        -----------      -----------
                                        -----------      -----------

See Notes to Financial Statements.     3

BIOTHERAPIES, INC.
--------------------------------------------------------------------------------
                          STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

                                                                                                  Deficit
                                                 Common Stock         Paid-in     Deferred      Accumulated       Total
                                             ---------------------    Capital-    Advisory        During      Stockholders'
                                               Number                  Stock      and Legal     Development      Equity
                                             of Shares     Amount     Options      Expenses        Stage        (Deficit)
                                              -------  -----------  -----------   -----------   -----------   -----------
BALANCE - March 1, 1995 - Issued 60,000
  common shares at $.05 per share              60,000  $     3,000  $      --     $      --     $      --     $     3,000
Net loss for the period ended
  December 31, 1995                                --         --           --            --         (29,277)      (29,277)
                                              -------  -----------  -----------   -----------   -----------   -----------
BALANCE - December 31, 1995                    60,000        3,000         --            --         (29,277)      (26,277)
Net loss for the six months ended
  June 30, 1996                                   --            --         --            --         (65,820)      (65,820)
                                              -------  -----------  -----------   -----------   -----------   -----------
BALANCE - June 30, 1996                        60,000        3,000         --            --         (95,097)      (92,097)
1.7 for 1 stock split                          42,000         --           --            --            --            --
Issued 13,640 common shares at
  $5.00 per share                              13,640       68,200         --            --            --          68,200
Issued 12,320 common shares at
  $25.00 per share                             12,320      308,000         --            --            --         308,000
10,000 common shares granted under
  the nonqualified stock option plan
  (Note 8)                                        --           --       249,500      (249,500)         --            --
3,250 shares exercised under the
  nonqualified stock option plan
  (Note 8)                                      3,250       81,250      (81,088)         --            --             162
Recognition of legal and advisory
  board expense                                    --           --           --       191,242          --         191,242
Net loss for the year ended
  June 30, 1997                                    --           --           --          --        (462,828)     (462,828)
                                              -------  -----------  -----------   -----------   -----------   -----------
BALANCE - June 30, 1997                       131,210      460,450      168,412       (58,258)     (557,925)       12,679
Issued 41,200 common shares at
  $25.00 per share less commission
  of $97,500                                   41,200      932,500         --            --            --         932,500
3,500 shares exercised under the
  nonqualified stock option plan
  (Note 8)                                      3,500       87,500      (87,324)         --            --             176
4,250 common shares granted under
  the nonqualified stock option plan
  (Note 8)                                         --           --      106,038      (106,038)         --            --
5 for 1 stock split                           703,640           --           --            --          --            --
Issued 9,260 common shares at
  $25.00 per share                              9,260      231,500           --            --          --         231,500
Recognition of legal and
  advisory board expense                           --           --           --       164,296          --         164,296
Net loss for the 18-month period
  ended December 31, 1998                          --           --           --        --        (1,096,009)   (1,096,009)
                                              -------  -----------  -----------   -----------   -----------   -----------
BALANCE - December 31, 1998                   888,810  $ 1,711,950  $   187,126   $    --       $(1,653,934)  $   245,142
                                              -------  -----------  -----------   -----------   -----------   -----------
                                              -------  -----------  -----------   -----------   -----------   -----------

See Notes to Financial Statements.     4

BIOTHERAPIES, INC.
--------------------------------------------------------------------------------
                                                         STATEMENT OF CASH FLOWS

                                                              18-month     March 1, 1995
                                                           Period Ended    (inception) to
                                                            December 31,    December 31,
                                                                1998            1998
                                                           ------------    --------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                 $(1,096,009)     $(1,653,934)
    Adjustments to reconcile net loss to net cash from
      operating activities:
        Legal and advisory stock option expense                164,296          355,538
        Depreciation                                            53,541           77,814
        Amortization                                             7,759           14,117
        Increase in assets:
          Other current assets                                  (4,187)          (9,597)
          Deposits                                              (5,959)          (5,959)
        Increase (decrease) in liabilities:
          Accounts payable                                      32,079           88,896
          Accrued liabilities                                  (42,645)           2,920
          Other current liabilities                              8,131            8,131
                                                           ------------    --------------
              Net cash used in operating activities           (882,994)      (1,122,074)

CASH FLOWS FROM INVESTING ACTIVITIES
  Payments in connection with patents                             --            (18,537)
  Pur chase of equipment                                      (105,534)        (161,617)
  Organization costs incurred                                     --             (2,520)
                                                           ------------    --------------
      Net cash used in investing activities                   (105,534)        (182,674)

CASH FLOWS FROM FINANCING ACT IVITIES
  Proceeds from issuance of stock                            1,164,176        1,543,538
  Payments on capital lease                                    (17,369)         (27,629)
  Payments on stockholder note payable - Net                   (63,810)            --
  Payments on licensing agreement                               (8,890)         (19,396)
                                                           ------------    --------------
      Net cash provided by financing activities              1,074,107        1,496,513
                                                           ------------    --------------
NET INCREASE IN CASH                                            85,579          191,765

CASH - Beginning of period                                     106,186             --
                                                           ------------    --------------
CASH - End of period                                       $   191,765      $   191,765
                                                           ------------    --------------
                                                           ------------    --------------


See Notes to Financial Statements.     5

BIOTHERAPIES, INC.
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1998

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF BUSINESS - The operations of Biotherapies, Inc. (the "Company") consist of developing, testing and producing biotechnology products. The principal product that the Company is developing is a protein that will be used as treatment in the health care industry on a worldwide basis.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         FISCAL YEAR - The Company has a December 31 fiscal year. These financial statements represent the 18-month period since the most recently audited financial statements.

         EXPENSE CLASSIFICATION - Salaries and other expenses have been allocated between research and development and selling and administrative on various bases and estimates. Although the methods of allocation are considered appropriate, other methods could be used that would produce different amounts.

         PROPERTY, PLANT AND EQUIPMENT - Property, plant and equipment are stated at cost. Depreciation is computed using accelerated methods over the estimated useful lives of the related assets.

         INCOME TAXES - A current tax liability or asset is recognized for the estimated taxes payable or refundable on tax returns for the year. Deferred tax liabilities or assets are recognized for the estimated future tax effects of temporary differences between book and tax accounting and operating loss and tax credit carryforwards.

         RESEARCH AND DEVELOPMENT - Research and development costs are expensed when incurred. Included in expenses was $1,196,602 of such costs for the 18-month period ended December 31, 1998 and $1,381,019 for the period from inception to December 31, 1998.

         INTANGIBLE ASSETS - Intangible assets consist of patent and licensing agreement costs (see Note 6).

         STOCK-BASED COMPENSATION - The Company issued stock options during 1997 under a nonqualified stock option plan. Stock options are accounted for using the intrinsic value-based method, where compensation cost is the excess of the market price of the underlying stock of the grant date over the exercise price of an option.

BIOTHERAPIES, INC.
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1998

NOTE 2 - INTANGIBLE ASSETS

         Total cost                              $82,649
         Less accumulated amortization            11,597
                                                 -------
              Net carrying amount                $71,052
                                                 -------
                                                 -------


         Amortization expense on intangible assets totaled $7,759 for the 18-month period ended December 31, 1998 and $14,117 for the period from inception to December 31, 1998.

NOTE 3 - PROPERTY, PLANT AND EQUIPMENT

         Cost of property, plant and equipment is summarized as follows:

         Furniture and equipment                 $209,189
         Leasehold improvements                    45,912
                                                 --------

              Total cost                          255,101

         Less accumulated depreciation             77,814
                                                 --------

              Net carrying amount                $177,287
                                                 --------
                                                 --------


         Depreciation expense totaled $53,541 for the 18-month period ended December 31, 1998 and $77,814 for the period from inception to December 31, 1998.

BIOTHERAPIES, INC.
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1998

NOTE 4 - CAPITAL LEASE COMMITMENT

         The Company has recorded the lease of certain equipment as capital leases. The leases are recorded at the net present value of the Company's lease payments over the lease terms. The items are included with property, plant and equipment at a cost of $93,483 and accumulated depreciation of $29,555 at December 31, 1998. The future minimum lease payments are as follows:

         Years Ending
         December 31                                              Amount
         -----------                                              ------
            1999                                               $  24,999
            2000                                                  21,234
            2001                                                  15,593
            2002                                                  11,104
            2003                                                   7,307
                                                               ---------
                   Total                                          80,237
                   Amount representing interest                   14,383
                                                               ---------
                   Subtotal                                       65,854
                   Current portion                                18,395
                                                               ---------
                   Long-term portion                           $  47,459
                                                               ---------
                                                               ---------

         Total interest expense for the 18-month period ended December 31, 1998 was $21,579 and $39,697 for the period from inception to December 31, 1998.

NOTE 5 - TECHNOLOGY LICENSING AGREEMENT

         The Company has entered into an agreement with an unrelated third party to obtain the rights to certain medical technologies. The Company is working with this third party to obtain patent rights for this technology. At December 31, 1998, a patent has not been issued. The Company has also agreed to attaining certain "milestones," including, but not limited to, obtaining certain levels of equity investment and proceeding with clinical trials of the product. In the event that these "milestones" do not occur within the timetable outlined in the agreement, the third party has the option to terminate the agreement and rescind the license rights conveyed within it.

BIOTHERAPIES, INC.
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1998

NOTE 5 - TECHNOLOGY LICENSING AGREEMENT (CONTINUED)

         The Company has also agreed to the following financial obligations in connection with this agreement:

         Once sales begin, the Company has an obligation to pay 4 percent of net sales (for the product licensed under this agreement) and 1.5 percent of net sales of all other sales of the Company and its affiliates.

         The Company also has an obligation to pay 15 percent of gross sublicensing revenue. At December 31, 1998, the Company did not have any sales or sublicensing sales.

         The Company has also agreed to pay an agreed-upon amount at intervals through December 31, 2002. The Company has recorded this note payable at its discounted net present value. The future obligations in connection with this note are as follows:

         Years Ending
         December 31                                  Principal     Interest        Total
         -----------                                  ---------     --------        -----
           1999                                     $     9,723     $  4,195      $   13,918
           2000                                          10,635        3,283          13,918
           2001                                          11,633        2,285          13,918
           2002                                          12,725        1,192          13,917
                                                    -----------     --------      ----------
                  Total                                  44,716       10,955          55,671

                  Less current portion                    9,723        4,195          13,918
                                                    -----------     --------      ----------
                  Long-term portion                 $    34,993     $  6,760      $   41,753
                                                    -----------     --------      ----------
                                                    -----------     --------      ----------

         The Company has capitalized the net present value of the above note and is amortizing it over an estimated useful life of 20 years.

NOTE 6 - SUBLICENSING AGREEMENT

         The Company has entered into an exclusive sublicensing agreement with an unrelated company that gives the sublicensee the right to market the primary product that is in the process of being developed and patented. The Company will receive a royalty of 8 percent of the net sales value of the licensed product for sales made by the licensee. There were no sales for the 18-month period ended December 31, 1998 or for the period from inception to December 31, 1998.

BIOTHERAPIES, INC.
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1998

NOTE 7 - INVESTMENT IN JOINT VENTURE

         The Company has a 50 percent interest in two joint ventures that operate as Biomedical Diagnostics, LLC and BioMed Technologies, LLC. These interests were acquired by contributing technology to which the Company had developed or held the rights.

         Following is a summary of the financial position and results of operations of the joint ventures as of December 31, 1998:

                                       Biomedical         BioMed
                                      Diagnostics,     Technologies,
                                           LLC              LLC            Total
                                       -----------     -----------      -----------
         Current assets                $ 1,500,000     $   115,000      $ 1,615,000
         Intangible assets               1,500,000         250,000        1,750,000
                                       -----------     -----------      -----------
             Total assets              $ 3,000,000     $   365,000      $ 3,365,000
                                       -----------     -----------      -----------
                                       -----------     -----------      -----------
         Members' equity               $ 3,000,000     $   365,000      $ 3,365,000
                                       -----------     -----------      -----------
                                       -----------     -----------      -----------
         Sales                         $      --       $      --        $      --
                                       -----------     -----------      -----------
                                       -----------     -----------      -----------
         Net loss                      $      --       $  (135,000)     $  (135,000)
                                       -----------     -----------      -----------
                                       -----------     -----------      -----------

         At December 31, 1998, the Company's share of the underlying net assets of Biomedical Diagnostics, LLC exceeded the investment by $1,500,000. The excess relates to the technology contributed to the joint venture and will be amortized into income by increasing the Company's share of net income using a straight-line method over the estimated life of the agreement beginning in 1999.

         At December 31, 1998, the Company's share of the underlying net assets of BioMed Technologies, LLC exceeded the investment by $182,500. The excess relates to the technology contributed to the joint venture and will be amortized into income by increasing the Company's share of net income by an amount equal to the Company's share of loss. The net effect of this treatment is that the Company will recognize no loss from the joint venture for 1998.

BIOTHERAPIES, INC.
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1998

NOTE 8 - NONQUALIFIED STOCK OPTION PLAN

         During the 18-month period ended December 31, 1998, the Company granted stock options for 4,250 shares of the Company's stock under a nonqualified stock option plan. These shares are in addition to the 10,000 shares granted in prior periods. The stock options were granted to the Company's advisory board members. The options were exercisable at $.05 per share for common stock valued at $25 per share at the time the options were granted. The options fully vest on January 1, 1999. Under the intrinsic value method of accounting for nonqualified stock options, the Company recognized $106,038 of expense for the 18-month period ended December 31, 1998 for these stock options and an additional $58,258 related to the prior options.

         As a result of the 5 to 1 stock split subsequent to the issuance of all options, as of December 31, 1998, there are outstanding 21,250 options exercisable at $.01 per share that expire June 30, 1999 and 16,250 options exercisable at $.01 per share that expire February 25, 2002. All options outstanding at December 31, 1998 are exercisable.

NOTE 9 - RELATED PARTY TRANSACTIONS

         The Company received $350,000 in revenue from Biomedical Diagnostics, LLC, a joint venture partner, as compensation for research and other activities. Under the agreement, the Company can earn $650,000 during 1999 and an additional $2,500,000 if certain milestones are reached.

         The  Company  also  received   $135,000  in  revenue  from  the  BioMed
         Technologies, LLC joint venture to cover expenses incurred for research related to this venture.

         The Company subleases its operating facilities from a company related through common control. Total rent expense approximated $33,100 for the 18-month period ended December 31, 1998 and $57,500 for the period from inception to December 31, 1998.

         At June 30, 1997, the Company had notes payable to its stockholders in the amount of $63,810 bearing interest at 10 percent. These notes were paid in full by the Company during 1998. Interest expense incurred on these notes totaled approximately $6,000 for the 18-month period ended December 31, 1998 and $15,300 for the period from inception to December 31, 1998.

BIOTHERAPIES, INC.
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1998
NOTE 10 - CASH FLOWS

         Significant noncash investing and financing activity includes the following:

                                                                18-month     March 1, 1995
                                                             Period Ended   (inception) to
                                                              December 31,   December 31,
                                                                  1998          1998
                                                             ------------   --------------
         Legal and advisory expenses incurred in connection
           with nonqualified stock option plan                  $164,296     $355,538
         Common stock issued in exchange for deposits
           (debt)                                                   --         68,200
         Acquisition of patent/licensing rights in exchange
           for note payable                                         --         75,072
         Capital lease obligation incurred                        48,497       93,483

         Cash paid for interest and income taxes is as follows:

                                                    18-month     March 1, 1995
                                                 Period Ended   (inception) to
                                                  December 31,   December 31,
                                                      1998          1998
                                                 ------------   --------------
         Interest                                $      30,852     $33,785
         Income taxes                                     --          --


NOTE 11 - INCOME TAXES

         No tax provision was required for the 18-month period ended December 31, 1998 or for the period from inception to December 31, 1998 since the Company incurred a net operating loss for financial reporting and tax purposes.

BIOTHERAPIES, INC.
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1998
NOTE 11 - INCOME TAXES (CONTINUED)

         The details of the net deferred tax asset are as follows at December 31, 1998:

         Total deferred tax assets                              $ 575,000
         Valuation allowance recognized for deferred
              tax assets                                         (575,000)
                                                                ---------

              Net deferred tax asset                            $    --
                                                                ---------
                                                                ---------


         The Company has net operating loss carryforwards for tax purposes of approximately $1,650,000 that will expire beginning in 2011.